UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022 (April 19, 2022)

Itiquira Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39986	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

430 Park Avenue, Suite 202 New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(646) 350-0341

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ITQRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ITQ	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ITQRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 19, 2022, Itiquira Acquisition Corp. (the “Company”) received a letter (the “Nasdaq Letter”) from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it had violated Nasdaq Listing Rule 5250(c)(1) because the Company had not yet filed its Annual Report on Form 10-K for the period ended December 31, 2021 (the “2021 Annual Report”) with the Securities and Exchange Commission (the “SEC”). As previously disclosed on March 31, 2022 on Form 12b-25, the 2021 Annual Report could not be filed by its March 31, 2022 deadline without unreasonable effort and expense because the Company’s auditor was in the process of completing the audit of the financial statements.

In its letter, Nasdaq stated that the Company had until June 20, 2022 to submit a plan to regain compliance. If Nasdaq accepted the Company’s plan, it could then grant an exception of up to 180 calendar days from the Annual Report’s due date, or until October 12, 2022, to regain compliance. If Nasdaq did not accept the Company’s plan, the Company would have had the opportunity to appeal that decision to a Nasdaq Hearings Panel and to request a further stay pending the appeal. Nasdaq’s letter has had no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

The Company is actively working with its auditors and advisors, and intends to file its 2021 Annual Report as soon as possible to regain compliance.

On April 25, 2022, the Company issued a press release regarding receipt of the Nasdaq Letter. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Title
99.1	Press Release, dated April 25, 2022.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2022

ITIQUIRA ACQUISITION CORP.

By:	/s/ Paulo Carvalho de Gouvea
Name:	Paulo Carvalho de Gouvea
Title:	Chief Executive Officer and Chairman